EATON VANCE DIVIDEND INCOME FUND Supplement to Prospectus dated March 22, 2006

The following replaces the ninth paragraph under “Investment Objective & Principal Policies and Risks”:

The Portfolio may invest up to 35% of assets in foreign securities, some of which may be located in emerging market countries. The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations. These risks can be more significant for securities traded in less developed, emerging market countries. Currency exchange rates may fluctuate significantly over short periods of time causing the Fund’s net asset value to fluctuate as well. Costs are incurred in connection with conversions between various currencies. As an alternative to holding foreign-traded securities, the Portfolio may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts which evidence ownership in underlying foreign securities). Such investments are not subject to the 35% limitation on investing in foreign securities. Depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities. The Portfolio may buy and sell foreign currency forward contracts to hedge its foreign currency exposures, but there is no current intention to do so. Investing in foreign securities may subject the Fund to foreign tax withholding.

June 12, 2006                                                                                                                                                                    DIVIFPS3